Exhibit 10.40

                      THIRD AMENDMENT TO THIRD AMENDED AND
                   RESTATED SENIOR LOAN AND SECURITY AGREEMENT

     This Third Amendment to Third Amended and Restated Senior Loan and Security Agreement ("Third Amendment") entered into as of July 20, 2000, by and among Interpool, Inc. ("Interpool"), Interpool Limited ("Limited"), Interpool Finance Corp. ("Finance") and Trac Lease, Inc. ("TracLease"), each with an address at 211 College Road East, Princeton, New Jersey 08540 (each a "Borrower" and collectively "Borrowers"), First Union National Bank (successor by merger to CoreStates Bank, N.A.) ("First Union"), a national banking corporation, in its capacity as agent ("Agent") and as lender, PNC Bank, National Association, a national banking corporation, in its capacity as syndication agent and as lender ("PNC" or "Syndication Agent"), and Fleet National Bank (successor by merger to Bank Boston, N.A.), a national banking corporation, in its capacity as documentation agent and as lender ("Fleet" or "Documentation Agent"), along with each of the other lenders listed on the signature pages hereof and Schedule A attached hereto and made a part hereof, in their capacity as lenders (singly, each, including First Union, PNC and Fleet in their capacity as lenders, is a "Lender" and collectively, they are referred to as "Lenders").

                                   BACKGROUND

     A. On or about December 19, 1997, Borrowers, Agent, and PNC; certain Lenders and certain other banking institutions entered into the Third Amended and Restated Senior Loan and Security Agreement (as has been and may be further amended, supplemented or replaced from time to time, the "Loan Agreement") pursuant to which such banking institutions agreed to make certain advances to Borrowers under amended and restated terms and conditions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     B. On November 12, 1998, Lenders and Borrowers entered into the First Amendment to Third Amended and Restated Senior Loan and Security Agreement ("First Amendment") whereby, inter alia, certain banking institutions exited the Credit Facility, other banking institutions became Lenders, the Maximum Credit Limit was increased to $215,000,000 and the Current Term of the Credit Facility was extended to May 31, 2000.

     C. On May 26, 2000, the parties hereby entered into the Second Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the Current Term of the Credit Facility was further extended from May 31, 2000 to July 31, 2000 and certain other performance pricing changes were made.

     D. Under the terms and conditions hereinafter set forth, the parties hereby desire to further extend the Current Term of the Credit Facility to July 31, 2005, make PNC the Syndication Agent, make Fleet the Documentation Agent and make certain other amendments to the Loan Agreement.

     E. The Loans to and other Obligations of Trac Lease, Limited and Interpool Finance shall continue to be guaranteed by Interpool; the Obligations of Limited shall continue to be guaranteed by Interpool Finance and the Obligations of Interpool Finance shall continue to be guaranteed by Limited.

     F. Except where the context clearly requires otherwise, all references to the Loan Agreement in the Loan Agreement, the Revolving Credit Notes (collectively "Notes") or any other instrument, agreement or document executed and/or delivered to Agent and/or Lenders in connection therewith shall be references to the Loan Agreement, as amended hereby. Further, any instruments, agreements and documents executed in connection with the Loan Agreement, including without limitation, the Notes and the Second Amended and Restated Surety Agreements (identified in paragraph 11 below) shall collectively be referred to as the "Loan Documents."

     NOW, THEREFORE, with the foregoing background incorporated by reference, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. TERM. The Current Term of the Credit Facility is hereby extended from July 31, 2000 to July 31, 2005.

     2. MAXIMUM CREDIT LIMIT. The Maximum Credit Limit is hereby: (i) $215,000,000 for the period commencing the date of this Third Amendment through July 31, 2003; (ii) $193,500,000 for the period commencing August 1, 2003 through July 31, 2004 and (iii) $172,000,000 for the period commencing August 1, 2004 through the last day of the Current Term.

     3. CREDIT FACILITY MATURITY DATE. All Obligations shall be paid in full on the Credit Facility Maturity Date. After the Credit Facility Maturity Date, the Credit Facility shall expire and no further Advances shall be available from Lenders. In addition, the parties hereby agree that Borrowers are no longer permitted to convert outstanding Revolving Credit Loans to Term Loans as provided in Section 2.1(d) of the Loan Agreement. Accordingly, as of the date of this Third Amendment, Section 2.1(d) of the Loan Agreement shall be deemed amended by deleting the entire section except for the first sentence.

     4. RELEASE OF COLLATERAL. The conditions set forth in Sections 3.8 and 3.9 of the Loan Agreement have not occurred. The parties hereby agree that option to release certain Collateral as provided in these Sections is no longer available. Accordingly, Sections 3.8 and 3.9 of the Loan Agreement are hereby deleted in their entirety.

     5. SPECIAL PURPOSE ENTITY. Any newly created Subsidiary of a Borrower created with the express written consent of Agent and: (i) established for the sole purpose of purchasing assets from a Borrower or other Subsidiary; (ii) which has no creditors other than the such selling Borrower or Subsidiary; (iii) which has no interest in any property other than such purchased assets; and (iv) which has funded debt which is not consolidated with the Funded Debt of the Borrowers or a Subsidiary shall be hereinafter referred to as a "SPE." Creation of such SPE in accordance with this paragraph shall not cause a breach of any provision of the Loan Agreement including without limitation Sections 5.9 and
7.1 of the Loan Agreement.

     6. TANGIBLE NET WORTH. Tangible Net Worth as defined in Section 1.1 of the Loan Agreement shall be amended and restated in its entirety as follows:

          At any time, the amount of stockholders equity of Interpool and its Consolidated Subsidiaries, other than equity relating to a SPE, as appearing in the Financial Statements, adjusted to exclude trademarks, goodwill, covenants not to compete and all other intangible assets as that term is defined under GAAP, provided that Tangible Net Worth shall include, without duplication, "Company-obligated mandatorily redeemable, preferred securities in grantor trusts," a shown on the Financial Statements.

     7. SYNDICATION AGENT. The parties hereto covenant and agree that PNC shall be the Syndication Agent and shall have no rights, duties or responsibilities, except for those received, undertaken or incurred by its capacity as Lender. No duty, responsibility, right or option granted to the Agent herein is delegated or transferred, in whole or in part, to the Syndication Agent and no compensation payable to the Agent shall be shared with, or paid to, the Syndication Agent. Syndication Agent shall not be entitled to any fees or reimbursement of Expenses except as PNC shall otherwise be entitled in its capacity as Lender. Each disclaimer, exculpation provision and indemnity contained in Section 9 of the Loan Agreement provided for the benefit of the Agent shall likewise be deemed given to and provided for the Syndication Agent. Notwithstanding anything to the contrary in the Loan Agreement, no amendment to this paragraph relating to or affecting PNC shall be effective without the written consent of PNC.

     8. DOCUMENTATION AGENT. The parties hereto covenant and agree that Fleet shall be the Documentation Agent and shall have no rights, duties or responsibilities, except for those received, undertaken or incurred by Fleet in its capacity as Lender. No duty, responsibility, right or option granted to the Agent herein is delegated or transferred, in whole or in part, to the Documentation Agent and no compensation payable to the Agent shall be shared with, or paid to, Documentation Agent. Documentation Agent shall not be entitled to any fees or reimbursement of Expenses except as Fleet shall otherwise be entitled in their capacity as Lender. Each disclaimer, exculpation provision and indemnity contained in Section 9 of the Loan Agreement provided for the benefit of the Agent shall likewise be deemed given to and provided for the Documentation Agent. Notwithstanding anything to the contrary contained in the Loan Agreement, no amendment to this paragraph relating to or affecting Fleet shall be effective without the written consent of Fleet.

     9. RENEWAL FEE. In consideration for this Third Amendment, Borrowers shall pay to Lenders contemporaneously upon execution of this Third Amendment, a Renewal Fee in the amount of $215,000.

     10. BORROWERS' RATIFICATION. Borrowers agree that they have no defenses or set-offs against the Agent, Co-Agents or Lenders, their respective officers, directors, employees, agents or attorneys with respect to the Loan Documents, including without limitation, the Notes, the Loan Agreement or related instruments, agreements or documents, all of which are in full force and effect and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrowers hereby ratify and confirm their Obligations under the Loan Documents, including without limitation, the Notes, the Loan Agreement and related instruments, agreements and documents and agree that the execution and the delivery of this Third Amendment does not in any way diminish or invalidate any of their Obligations thereunder.

     11. REAFFIRMATION OF SURETIES. Each Surety, parties to those certain Second Amended and Restated Surety Agreements each dated December 19, 1997 in favor of Agent for the benefit of the Lenders, by execution hereof in its capacity as Surety, hereby consents to the amendments set forth in this Third Amendment, and acknowledges that the Second Amended and Restated Surety Agreements remain in full force and effect and that each remains liable for obligations to Lenders referenced therein under the Loan Documents, as amended hereby.

     12. BORROWERS' REPRESENTATION AND WARRANTIES. Borrowers represent and warrant the following and such representations and warranties shall survive the making of this Third Amendment:

          a. as of the date hereof no Event of Default or Unmatured Event of Default has occurred or is existing under the Loan Documents;

          b. except as otherwise previously disclosed to Agent, Co-Agents and/or Lenders in writing, the representations and warranties made in the Loan Agreement are true and correct as of the date hereof;

          c. the execution and delivery by each Borrower of this Third Amendment and performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower; and

          d. this Third Amendment, and each other agreement, instrument or document executed and/or delivered in connection herewith, shall be valid, binding and enforceable in accordance with its respective terms.

     13. NO WAIVER. This Third Amendment does not and shall not be deemed to constitute a waiver by Agent, Co-Agents or Lenders of any Event of Default under the Loan Documents, including without limitation, the Notes, or the Loan Agreement, of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate Agent, Co-Agents or Lenders to agree to any further extension of the Credit Facility or modifications of the terms of any of the Loan Documents or constitute a waiver of any other rights or remedies of Agent, Co-Agents or Lenders.

     14. GOVERNING LAW. This Third Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     15. INTEGRATION. Except as expressly provided herein, all terms and conditions of the Loan Documents remain in full force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of this Third Amendment are expressly inconsistent with the provisions of the Loan Documents, the provisions of this Third Amendment shall control.

     16. COUNTERPARTS AND FACSIMILE. This Third Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signatures by facsimile shall bind the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered as of the day and year first above written.

                                      BORROWERS:

                                      INTERPOOL, INC.

                                      By:____________________________

                                      Attest:________________________

                                      INTERPOOL, LIMITED

                                      By:  ______________________________

                                      Attest:  __________________________

                                      TRAC LEASE, INC.

                                      By:  ______________________________

                                      Attest:  __________________________

                                      INTERPOOL FINANCE CORP.

                                      By:  ______________________________

                                      Attest:  __________________________




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                      SURETIES:

                                      INTERPOOL, INC.

                                      By:  ______________________________

                                      Attest:  __________________________

                                      INTERPOOL LIMITED

                                      By:  ______________________________

                                      Attest:  __________________________

                                      INTERPOOL FINANCE CORP.

                                      By:  ______________________________

                                      Attest:  __________________________




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                      LENDERS:

                                      FIRST UNION NATIONAL BANK (successor by
                                      Merger to CORESTATES BANK, N.A.), as Agent and Lender

                                      By:____________________________

                                      PNC BANK, NATIONAL ASSOCIATION, as
                                      Syndication Agent and Lender

                                      By:_____________________________

                                      FLEET NATIONAL BANK, as Documentation
                                      Agent and Lender

                                      By: _______________________________

                                      CHASE MANHATTAN BANK, as Lender

                                      By: _______________________________

                                      CREDIT LYONNAIS NEW YORK BRANCH, as Lender

                                      By: _______________________________

                                      UNION BANK OF CALIFORNIA, N.A., as Lender

                                      By: ______________________________

                                      ABN-AMRO BANK N.V., as Lender

                                      By:_____________________________

                                      SUMMIT BANK, as Lender

                                      By:______________________________

                              ADDRESSES OF LENDERS

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
FIRST UNION CAPITAL MARKETS                                  CREDIT LYONNAIS NEW YORK BRANCH
One First Union Center                                       1301 Avenue of the Americas
301 S. College Street                                        New York, NY  10019-6002
Charlotte, NC  28288-0610                                    Attention:     Phil Schubert          (212) 261-7327
Attention:       Jessica Gray          (704) 383-9317                       Fax:                   (212) 459-3179
                 Hari Raghavan         (704) 374-4855
                 Fax:                  (704) 383-7851
HARI.RAGHAVAN@CAPMARK.FUNB.COM

------------------------------------------------------------ -------------- ---------------------- -------------------
THE CHASE MANHATTAN BANK                                     PNC BANK, N.A.
695 Route 46 West                                            1600 Market Street
Fairfield, NJ  07004                                         Philadelphia, PA  19103
Attention:        Frank Meola          (973) 439-5084        Attention:     Daniel Fitzpatrick     (215) 585-5622
                  Fax:                 (973) 439-5011        Fax:           (215) 585-6987

----------------- -------------------- --------------------- -------------- ---------------------- -------------------
SUMMIT BANK                                                  ABN AMRO BANK, N.C.
502 Carnegie Center                                          135 LaSalle Street
Princeton, NJ  08543-5316                                    Chicago, IL  60674-9135
Attention:       William Holland       (609) 627-7877        Attention:     David Thomas           (312) 904-2506
                 Fax:                  (609) 799-8984        Fax            (312) 904-2849

---------------- --------------------- --------------------- -------------- ---------------------- -------------------
UNION BANK OF CALIFORNIA N.A.                                FLEET NATIONAL BANK
Financial Services Industries Division                       Marine Finance Group
350 California Street, 6th Floor                             100 Federal Street
San Francisco, CA  94104                                     Mail Code 01-08-01, P.O. Box 2016
Attention:       Alison A. Mason       (415) 705-7452        Boston, MA  02110-2016
                 Fax:                  (415) 705-7566        Attention:     Sean McCarthy          (617) 434-3302
                                                                            Fax:                   (617) 434-1955

UNION BANK OF CALIFORNIA N.A.
445 S. Figueroa Street MC G18-030
Los Angeles, CA  90071
Attention:       S Jason Kim           (213) 326-7735
                 Fax:                  (213) 326-7814


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